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GROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTURE: SUMMARY May 2021GROWING SHAREHOLDER VALUE IN A LOWER-CARBON FUTURE: SUMMARY May 2021

Cautionary statement FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, and margins; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; energy market evolution; rates of return; development plans; future distributions; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include the continuity of our board and their strategic oversight; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 19 through 24 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, addressable markets, and cash operating expenses. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2Cautionary statement FORWARD-LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, and margins; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; energy market evolution; rates of return; development plans; future distributions; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward-looking statements. Actual future results could differ materially due to a number of factors. These include the continuity of our board and their strategic oversight; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the severity, length and ultimate impact of COVID-19 and government responses on people and economies; global population and economic growth; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost- competitive basis, including large-scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10-K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward-looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re-affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included on pages 19 through 24 of this presentation for additional important information required by Regulation G for non-GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, ROCE, returns, addressable markets, and cash operating expenses. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2

ExxonMobil has right strategy and financial plan for shareholders

Uniquely positioned to sustainably meet the world's energy needs in a lower-carbon future

1

Right strategy and plan:
advancing two priorities to maximize shareholder value

- **Invest in low-carbon to expand opportunities in energy's long-term future**
  - Low Carbon Solutions business will help address society's ambition to reduce emissions in hard-to-decarbonize sectors, targeting new CCS, hydrogen, and biofuels opportunities with large addressable markets and high growth
  - Leverages decades of technology expertise at scale and competitive advantages demonstrated in existing value chains
  - Reducing emissions in our operations consistent with the Paris Agreement and a 2°C pathway
- **Driving cash flow improvements in existing businesses with a disciplined, value driven approach**
  - Investing in one of the most attractive, high-return portfolios in the industry to increase cash flow while maintaining existing production levels
  - Improving portfolio competitiveness through structural operating cost improvements
  - Responsibly meeting continued demand for oil & gas and high-value products

2

Strong performance:
resulting from capital investments, corporate values and competitive strengths

- Management and the Board made tough decisions to improve ExxonMobil's portfolio starting in 2017 with counter-cyclical investments; long-cycle actions driving performance and TSR today
- TSR outperforms peer average over six month, one year, two year, and three year periods, with +52% TSR over the past year[1]
- Outperformance vs. peer average on long-term ROCE and dividend growth[2]
- Resilient 2020 performance – best-ever workforce safety and reliability, reduced cash opex by 15% and capex by 30%[3]

See Supplemental Information for footnotes and definitions

3

ExxonMobil's Board is committed to strong oversight

Engine No. 1 has not put forward any new ideas and does not have a plan to create value

3

Led by ***strong, independent Board*** with relevant experience

- Our Board has played an important role in overseeing our strategy and has continually refreshed itself with relevant expertise to support the pursuit of our core priorities
- New Director additions enhance Board expertise in energy, capital allocation, investor perspective, and transition

4

Engine No. 1 does not have a plan for ExxonMobil

- Engine No. 1 has not constructively engaged to seek a resolution, despite multiple attempts by ExxonMobil
- Engine No. 1 has provided no plan to create shareholder value, and does not understand the industry or ExxonMobil's plan
- Engine No. 1 is backpedaling from previous statements in response to market skepticism of its platform
- Engine No. 1's nominees lack breadth of experience, leadership at a global scale and skillsets needed by ExxonMobil Board

4

IPCC expects a diverse energy mix in achieving 2°C Multiple potential pathways to 2°C lead to wide range of projections 2040 ENERGY MIX IN IPCC LOWER 2°C SCENARIOS Quadrillion BTUs (Quads) High IPCC 2040 Wind/Solar Lower 2°C energy demand Bioenergy • Substantial efficiency gains range 19% Low-carbon Wind Other needed to offset population energy Solar demand and economic growth grows 44% Low Bioenergy Coal • Significant growth in low- Other carbon energy Coal • Oil and natural gas remain Oil / Oil & Oil / 55% Natural gas Natural gas essential 48% Natural gas still integral 2019 IAv PCC era 20 ge40 IEA 2019 IPCC 2040 total energy demand average estimated demand Average Source: (left) IEA (International Energy Agency) World Energy Outlook 2020; (right) IAMC 1.5°C Scenario Explorer and Data, average of IPCC (Intergovernmental Panel on Climate Change) Lower 2°C scenarios. 5 See Supplemental Information for definitionsIPCC expects a diverse energy mix in achieving 2°C Multiple potential pathways to 2°C lead to wide range of projections 2040 ENERGY MIX IN IPCC LOWER 2°C SCENARIOS Quadrillion BTUs (Quads) High IPCC 2040 Wind/Solar Lower 2°C energy demand Bioenergy • Substantial efficiency gains range 19% Low-carbon Wind Other needed to offset population energy Solar demand and economic growth grows 44% Low Bioenergy Coal • Significant growth in low- Other carbon energy Coal • Oil and natural gas remain Oil / Oil & Oil / 55% Natural gas Natural gas essential 48% Natural gas still integral 2019 IAv PCC era 20 ge40 IEA 2019 IPCC 2040 total energy demand average estimated demand Average Source: (left) IEA (International Energy Agency) World Energy Outlook 2020; (right) IAMC 1.5°C Scenario Explorer and Data, average of IPCC (Intergovernmental Panel on Climate Change) Lower 2°C scenarios. 5 See Supplemental Information for definitions

ExxonMobil developing technologies to reduce emissions

Available alternatives do not fully meet needs of hard-to-decarbonize sectors, requiring innovation

	IPCC 2040 DEMAND	EXXONMOBIL ACTIONS TODAY	FOCUS ON SOLUTIONS FOR TOMORROW
POWER GENERATION **Need:** 24/7 on-demand electricity		• Providing natural gas to replace coal • Cogeneration • Lubricants for wind turbines	• Fuel cells for lower-cost CCS and hydrogen
TRANSPORTATION long-haul trucks, aviation, marine, passenger cars **Need:** rapid refueling of energy-dense fuels		• Fuels and lubricants to improve fuel efficiency • Biofuels blending and distribution • Lightweight plastics to improve vehicle efficiency	• Advanced biofuels
INDUSTRIAL steel, cement, textiles, plastics **Need:** fuel for high-temperature processes		• New materials with lower-emission footprint • Energy-efficient process redesign • Carbon capture and hydrogen	• Fuel cells for lower-cost CCS and hydrogen • Less energy-intense manufacturing processes

Oil and Gas
Coal
Nuclear
Other renewables
Solar
Wind

Electricity
Bio-energy
Other
Oil and Gas

Electricity
Oil and Gas
Coal
Other

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis of IPCC Fifth Assessment Report and Special Report 1.5.

6

Pursuing low-carbon opportunities with large addressable markets

Leveraging core skills and existing assets to capture markets with strongest fit and high growth

Total Addressable Market: 2040[1]	
Carbon Capture and Storage	~$2T
Hydrogen	~$1T
Biofuels	~$0.4T
Oil & Natural Gas	~$6.5T
Chemicals	~$4T


2040 MARKET SIZE, GROWTH, AND FIT WITH EXXONMOBIL COMPETENCIES
Trillion USD
Size = Total Addressable Market in 2040[1]
40%
25%
10%
Projected CAGR 2020 - 2040[2]
Strongest fit with ExxonMobil's experience and core competencies
Carbon Capture
Hydrogen
Solar
Wind
Biofuels
Nuclear
Low Fit
High Fit
Oil & Gas Competitive Positioning[3]

See Supplemental Information for footnotes and definitions

7

Uniquely positioned to succeed in carbon capture

Leveraging position as the global CCS leader in a ~$2 trillion addressable market by 2040

CUMULATIVE CO_2 CAPTURE VOLUME SINCE 1970[1]
Million tonnes



Remaining 44 companies
ExxonMobil ~120 MT captured
40%
Of all CO_2 captured since 1970
Company D
Company C
Company B
Company A

- Leverages history and experience at scale
  - #1 in the world for CO_2 capture; 9 Mta capacity[1]
  - #2 in the world for CO_2 pipelines[2]
  - #2 in the world for CO_2 geologic storage[3]
- Leverages core capabilities and advantages
  - Subsurface and reservoir expertise
  - Project development and execution
  - Responsible and efficient operations
- Established Low Carbon Solutions Business:
  - Develop commercial opportunities at scale
  - Advance regulatory and legal frameworks
  - Progress >20 new CCS opportunities

See Supplemental Information for footnotes and definitions

8

Reducing emissions consistent with the goals of Paris ExxonMobil’s plan to 2025 consistent with 2°C pathway, while NDCs fall short 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions by signatory nations result in societal emissions that are relatively flat through 2030 0.9 (estimated 2016 Nationally Determined Contributions) 0% 0.8 0.7 ExxonMobil -25% GHG emissions 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes 9Reducing emissions consistent with the goals of Paris ExxonMobil’s plan to 2025 consistent with 2°C pathway, while NDCs fall short 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions Paris submissions by signatory nations result in societal emissions that are relatively flat through 2030 0.9 (estimated 2016 Nationally Determined Contributions) 0% 0.8 0.7 ExxonMobil -25% GHG emissions 0.6 0.5 -50% 0.4 0.3 -75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net -100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes 9

Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Sharp spending cuts and project delays are already constraining supply growth across the globe… In the absence of stronger policy action, global oil production would need to rise 10.2mb/d by 2026 to meet the expected rebound in demand” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL OIL SUPPLY ESTIMATES Quads Moebd 525 120 Wind Solar IEA STEPS demand Bioenergy 350 Average demand based on o Other IPCC Lower 2 C scenarios IEA SDS demand Coal New supply required Natural Oil and gas gas 175 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA Oil 2021 report ( left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 10Significant investment required to meet oil and gas demand 1 IEA forecasts incremental $12 trillion investment in oil and gas needed in its <2°C scenario “Sharp spending cuts and project delays are already constraining supply growth across the globe… In the absence of stronger policy action, global oil production would need to rise 10.2mb/d by 2026 to meet the expected rebound in demand” GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS GLOBAL OIL SUPPLY ESTIMATES Quads Moebd 525 120 Wind Solar IEA STEPS demand Bioenergy 350 Average demand based on o Other IPCC Lower 2 C scenarios IEA SDS demand Coal New supply required Natural Oil and gas gas 175 essential to meet 48% demand and support societal Decline without investment Oil needs 0 - 0 IIPCC PCC 2 20 04 40 0 2019 2040 average estimated demand Average Source: (quote) IEA Oil 2021 report ( left) IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios; (right) Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions 10

Industry-leading Upstream resource investment portfolio 1 Capital program prioritizes low cost-of-supply opportunities that generate >10% returns at ≤$35/bbl 1 UPSTREAM RESOURCE INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return $45 Developing projects at less than $40/bbl Brent cost-of-supply $30 $15 ~90% of Upstream resource investments generate >10% returns at ≤$35/bbl $0 2021–2025 Cumulative Capex See Supplemental Information for footnotes and definitions 11Industry-leading Upstream resource investment portfolio 1 Capital program prioritizes low cost-of-supply opportunities that generate >10% returns at ≤$35/bbl 1 UPSTREAM RESOURCE INVESTMENTS Brent $/bbl required to generate the cost-of-supply plus 10% return $45 Developing projects at less than $40/bbl Brent cost-of-supply $30 $15 ~90% of Upstream resource investments generate >10% returns at ≤$35/bbl $0 2021–2025 Cumulative Capex See Supplemental Information for footnotes and definitions 11

Developing the world’s most attractive upstream portfolio Projects deliver industry-leading returns and outsized value according to Wood Mackenzie WOOD MACKENZIE UPSTREAM PORTFOLIO COST-OF-SUPPLY AND RETURNS 1 Size = NPV10 Projects in ExxonMobil’s Current Portfolio MOST ATTRACTIVE 60% ExxonMobil’s near-term upstream capital 2 projects generate industry-leading returns ExxonMobil’s assets generate − Top quartile of expected IRRs high returns with low breakeven oil prices − Top third of breakevens 30% LEAST ATTRACTIVE 0% $55 $50 $45 $40 $35 $30 $25 $20 $15 Brent breakeven oil price to generate a 10% return Source: Wood Mackenzie Q4 2020 FID Tracker See Supplemental Information for footnotes and definitions 12 Project IRR’s at Wood Mackenzie independent pricingDeveloping the world’s most attractive upstream portfolio Projects deliver industry-leading returns and outsized value according to Wood Mackenzie WOOD MACKENZIE UPSTREAM PORTFOLIO COST-OF-SUPPLY AND RETURNS 1 Size = NPV10 Projects in ExxonMobil’s Current Portfolio MOST ATTRACTIVE 60% ExxonMobil’s near-term upstream capital 2 projects generate industry-leading returns ExxonMobil’s assets generate − Top quartile of expected IRRs high returns with low breakeven oil prices − Top third of breakevens 30% LEAST ATTRACTIVE 0% $55 $50 $45 $40 $35 $30 $25 $20 $15 Brent breakeven oil price to generate a 10% return Source: Wood Mackenzie Q4 2020 FID Tracker See Supplemental Information for footnotes and definitions 12 Project IRR’s at Wood Mackenzie independent pricing

Delivered ~$3 billion of structural cost reductions in 2020 Value chain restructuring enabled accelerated efficiency capture; additional $3 billion by 2023 ORGANIZATIONAL RESTRUCTURING DRIVING EFFICIENCIES Organizational restructuring – end to end oversight for each business unit, efficiencies Capture benefits from organizational and consolidation of like for like activities restructuring Finalized plan to align around Downstream Creation of global Upstream reorganization Structural efficiencies including workforce value chains reorganization complete projects organization complete reductions, anticipate further upside from synergies and scale 2017 2018 2019 2020 2023 CASH OPEX EXCLUDING ENERGY AND PRODUCTION TAXES Billion USD DELIVERED STRUCTURAL 3 44 REDUCTIONS OF ~$3 41 39 39 3+ BILLION IN 2020 WHILE 38 TARGETING ADDITIONAL 34 34 $3 BILLION BY 2023 2019 Structural Market / activity 2020 Structural Market / activity 2023 See Supplemental Information for definitions 13Delivered ~$3 billion of structural cost reductions in 2020 Value chain restructuring enabled accelerated efficiency capture; additional $3 billion by 2023 ORGANIZATIONAL RESTRUCTURING DRIVING EFFICIENCIES Organizational restructuring – end to end oversight for each business unit, efficiencies Capture benefits from organizational and consolidation of like for like activities restructuring Finalized plan to align around Downstream Creation of global Upstream reorganization Structural efficiencies including workforce value chains reorganization complete projects organization complete reductions, anticipate further upside from synergies and scale 2017 2018 2019 2020 2023 CASH OPEX EXCLUDING ENERGY AND PRODUCTION TAXES Billion USD DELIVERED STRUCTURAL 3 44 REDUCTIONS OF ~$3 41 39 39 3+ BILLION IN 2020 WHILE 38 TARGETING ADDITIONAL 34 34 $3 BILLION BY 2023 2019 Structural Market / activity 2020 Structural Market / activity 2023 See Supplemental Information for definitions 13

Investments drive strong earnings growth

Cost reductions and advantaged investments enhance earnings power across a range of prices / margins


EARNINGS GROWTH[1,2]
Billion USD
20
10
0
$50/bbl real Brent and 10yr low Downstream/ Chemical margins
Uplift to 10yr avg. Downstream and Chemical margins
Structural cash Opex reductions
Portfolio improvements
$55/bbl real Brent and 10yr high Downstream and Chemical margins
2021
2025

- Delivering structural cash Opex reductions across the corporation
- Investing in high-quality Upstream portfolio to improve profitability and offset decline
- High-grading Downstream product yields with strategic investments
- Growing high-value Chemical performance products through advantaged projects

Brent price adjusted for inflation from 2021.
See Supplemental Information for footnotes and definitions

14

Board driving strategic change in transitioning market

Consistently refreshed to have the skillsets needed to guide the business through challenging cycles

Focus Areas	Board Oversight (2017 – 2018 – 2019 – 2020 – 2021)	
Corporate Strategy & Capital Allocation	Annual Strategy Review Annual Energy Outlook Annual Corporate plan and budget approval Reorganizations **Engaged outside experts to assess capital allocation** Updated leadership framework / culture	*Flexible investment strategy has led to industry leading, low cost asset portfolio*
Climate & Energy Transition	Annual climate and technology strategy reviews Energy and Carbon Summary (ECS) **Engaged outside experts on energy transition** 2018 Emission Reduction Plans 2025 Emission Reduction Plans CCS Venture Low Carbon Solutions	*Focused on growing shareholder value in a lower-carbon future and improved disclosure*
Risk Management	Annual Corp. Plan / Quarterly Performance Review Review of Dividend / Capital Allocation Updated investment framework Updated Risk Framework Rapid COVID Response (*Capital& Cost Reduction + Financing*)	*Substantive improvements in core processes since 2017*
Board Expertise and Executive Oversight	Annual Review of CEO Objectives Tied To Compensation Jay Hooley (*Investor perspective*) Susan Avery (*Climate Expertise*) Steve Kandarian (*Risk Mgmt*) Three New Directors (*energy, ESG, transition*)	*Continued refreshment has resulted in balanced, diverse Board with relevant skills*

15

Shareholder engagement informs board actions

Have continued to adopt best practices in ESG, responding to shareholder input

Shareholder Feedback	Actions Taken	Results
Increase Transparency and Alignment on Environment and Climate Change	• Since 2016 we have published an Energy and Carbon Summary and enhanced it every year • Environmental performance integrated in executive compensation program for many years, enhanced disclosures since 2018 • 2020 commitment to disclose Scope 3 emissions	• Increases transparency on climate initiatives and alignment with Paris Agreement goals • Aligns executive interests with those of shareholders over the long term • Progress on climate-related strategic initiatives clearly described in proxy
Ensure Appropriate Board Composition	• Appointed 6 new independent directors since 2017 across range of critical expertise areas • Prioritized board diversity	• Brings fresh perspectives and key skillsets which ensure robust discussion and effective decision making • 25% gender diversity, 25% racial/ethnic diversity, 42% overall board diversity
Enhance Mechanisms of Board Accountability	• Amended bylaws to provide for majority vote for uncontested director elections • Amended bylaws to provide for proxy access and provide for special meeting rights at 15% of shares outstanding • Strengthened the role of lead independent director	• Facilitates and optimizes shareholder participation in governance consistent with best practices which enhances board accountability to shareholders

16

Recent additions deepen board expertise and perspective

Additional experience in energy, capital allocation, investor perspective, climate and transition



Wan Zulkiflee

Appointed Jan 2021
Former President & CEO,
Petronas (2015–2020)

Industry Expertise	CEO / Field Prominence	Climate / Transition

- Successfully managed through market downturn and ***achieved key portfolio optimization and operational objectives, growing EBITDA +28%*** from 2015 to 2019
- ***Improved return on capital employed*** (ROCE) by 360bps to 8.7%
- Enhanced Petronas' environmental commitments and leveraged capabilities across the value chain to add renewable energy to the integrated portfolio, ***positioning the Company to navigate the energy transition towards a lower carbon future***
- ***Extensive experience in growing and important Asia / Pacific markets***

Current Boards: DRB-HICOM; malaysia

Past Public Boards: *Petronas Chemicals Group Berhad*; *Petronas Gas Berhad*; *Petronas Dagangan Berhad*

Past Positions: *Chairman of the National Trust Fund*; *World Economic Forum's Oil & Gas Governors Forum*



Michael J. Angelakis

Appointed Mar 2021
Former CFO, Comcast (2007–2015)
Chairman and CEO, Atairos

Capital Allocation	CFO / Field Prominence	Transition Experience

- Led strategic planning, capital allocation and corporate development at Comcast with ***long-standing reputation for judgment and discipline***
- ***Oversaw Comcast's successful transition*** into a media & entertainment powerhouse with acquisition of NBC Universal
- Recognized by The Wall Street Journal as ***a top performing CFO*** and by Institutional Investor as ***one of America's Best CFOs six times***
- ***Served with distinction*** as Chairman of Federal Reserve Bank of Philadelphia

Current Public Boards: TriNet; GROUPON

Past Public Boards: hp; Duke Energy; Comcast

Other Positions: Federal Reserve Bank of Philadelphia *(Chairman)*



Jeffrey W. Ubben

Appointed Mar 2021
Founder, Portfolio Manager and Managing Partner,
Inclusive Capital Partners

Capital Allocation	Investor Perspective	Climate Expertise

- Founder of Inclusive Capital in 2020; previously founder and CEO of ValueAct Capital
- Experienced investor ***in low-carbon and renewable technology***
- ***Pivotal role in AES's transition to renewable energy***; 140%+ share price improvement during Board tenure
- Substantial time served on public company boards with ***capital allocation, cost streamlining and business transition expertise***

Current Public Boards: NIKOLA; enviva; AppHarvest

Past Public Boards: 21st Century Fox; Bausch Health; Gartner; Willis Towers Watson; aes

Source: Based on company filings/publicly available information
See Supplemental Information for definitions

17

Vote the Blue Card ü ü ü ü ü ü ü ü ü ü 18Vote the Blue Card ü ü ü ü ü ü ü ü ü ü 18

Supplemental Information 19Supplemental Information 19

Supplemental information IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, addressable markets, and cash operating expenses are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. ExxonMobil-operated emissions, reductions, and avoidance performance data are based on a combination of measured and estimated emissions data using reasonable efforts and collection methods. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. There is uncertainty associated with the emissions, reductions, and avoidance performance data due to variation in the processes and operations, the availability of sufficient data, quality of those data and methodology used for measurement and estimation. Performance data may include rounding. Changes to the performance data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become available. Emissions, reductions, and avoidance estimates from non- ExxonMobil operated facilities are also included in the equity data and similarly may be updated as part of the company’s annual publications. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 20Supplemental information IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD-LOOKING STATEMENTS. Forward-looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, ROCE, returns, addressable markets, and cash operating expenses are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently-contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low-cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher-value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10-year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID-19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. For future periods, we have assumed Corporate & Financing expenses between $2.1 and $2.7 billion annually. To illustrate future financial capacity, we have used scenarios of Corporate & Financing expenses that reflect the estimated potential debt levels under those scenarios. ExxonMobil-operated emissions, reductions, and avoidance performance data are based on a combination of measured and estimated emissions data using reasonable efforts and collection methods. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. There is uncertainty associated with the emissions, reductions, and avoidance performance data due to variation in the processes and operations, the availability of sufficient data, quality of those data and methodology used for measurement and estimation. Performance data may include rounding. Changes to the performance data may be reported as part of the company’s annual publications as new or updated data and/or emission methodologies become available. Emissions, reductions, and avoidance estimates from non- ExxonMobil operated facilities are also included in the equity data and similarly may be updated as part of the company’s annual publications. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. See the Cautionary Statement at the front of this presentation for additional information regarding forward-looking statements. 20

Supplemental information NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including cash operating expense. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Compounded Annual Growth Rate (CAGR): represents the consistent rate at which an investment would have grown had the investment compounded at the same rate each year. Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Peers / Peer average. Proxy industry peers are Chevron (NYSE: CVX), Royal Dutch Shell (LON: RDSA), Total (EPA: FP), BP (LON: BP) Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. 21Supplemental information NON-GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including cash operating expense. For future periods, we are unable to provide a reconciliation of forward-looking non-GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Compounded Annual Growth Rate (CAGR): represents the consistent rate at which an investment would have grown had the investment compounded at the same rate each year. Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before-tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Peers / Peer average. Proxy industry peers are Chevron (NYSE: CVX), Royal Dutch Shell (LON: RDSA), Total (EPA: FP), BP (LON: BP) Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. 21

Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. Total Addressable Market (TAM). Refers to the size of the total market revenue of a particular product or service Total Shareholder Return (TSR). Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. 22Supplemental information DEFINITIONS AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Return on average capital employed (ROCE). ROCE is a performance measure ratio. From the perspective of the business segments, ROCE is annual business segment earnings divided by average business segment capital employed (average of beginning and end-of-year amounts). These segment earnings include ExxonMobil’s share of segment earnings of equity companies, consistent with our capital employed definition, and exclude the cost of financing. The Corporation’s total ROCE is net income attributable to ExxonMobil, excluding the after-tax cost of financing, divided by total corporate average capital employed. The Corporation has consistently applied its ROCE definition for many years and views it as the best measure of historical capital productivity in our capital-intensive, long-term industry, both to evaluate management’s performance and to demonstrate to shareholders that capital has been used wisely over the long term. Additional measures, which are more cash-flow based, are used to make investment decisions. For information concerning the calculation and reconciliation of ROCE see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID-19 pandemic is brought under control in 2021. Total Addressable Market (TAM). Refers to the size of the total market revenue of a particular product or service Total Shareholder Return (TSR). Measures the change in value of an investment in stock over a specified period of time, assuming dividend reinvestment. TSR is subject to many different variables, including factors beyond the control of management. 22

Supplemental information OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 23Supplemental information OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co-venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 23

Supplemental information

Slide 3
1) Through periods ending 4/15/2021
2) Based on company filings and EM analysis of publicly available information
3) ExxonMobil workforce refers to employees and contractors. Best-ever refers to data since the ExxonMobil merger Industry data: workforce safety data from participating API companies. Reduction is in Cash Operating Expense, comparing 2020 to 2019. See definitions on page 21.

Slide 7
1) Total Addressable Market figures: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios for CO_2, H2, Biofuels, and Fuels. Volumes and prices in 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue. For H2, the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded. For Chemicals, ExxonMobil analysis of current market data from Statista 2020 Report on Chemical Industry Worldwide, and the IEA Sustainable Development Scenario data for petrochemical feedstock growth to 2040.
2) Average of IPCC Lower 2°C scenarios (CAGR 2020-2040)
3) McKinsey & Company report on 3/10/2021, "The big choices for oil and gas in navigating the energy transition"

Slide 8
1) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery.
2) ExxonMobil analysis. Ranking estimate of CO_2 pipelines is based on pipeline capacity.
3) ExxonMobil analysis. Ranking estimate of CO_2 geologic storage is based on anthropogenic CO_2; storage for natural CO_2 produced and anthropogenic CO_2 captured for enhanced oil recovery is excluded.

Slide 9
1) Global CO2 emissions: Global Carbon Budget 2020; Friedlingstein et al (2020); including energy-related and cement processing CO2 emissions.
2) Paris submissions: estimated based on 2016 Nationally Determined Contributions.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations by 2025 compared to 2016 levels. This will be supported by a 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. The 2025 emissions reduction plans are expected to reduce absolute greenhouse gas emissions of Upstream operations by an estimated 30 percent and absolute flaring and methane emissions by 40 to 50 percent. Plans cover Scope 1 and Scope 2 emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.

Slide 10
1) IEA World Energy Outlook 2020 Annex A.5, investment data.

Slide 11
1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.

Slide 12
1) Includes projects to FID within current 2021-2025 plan
2) When comparing projects to FID in current 2021-2025 plan versus full data set excluding assets with missing data in the native WoodMac report.

Slide 14
1) 10-year high and low Downstream and Chemical margins refer to annual highs and lows from 2010—2019. 10-year average Downstream and Chemical margins refer to the average of annual margins from 2010—2019.
2) Portfolio improvements include uplift from new projects in Downstream and Chemical, uplift, base decline and nominal price inflation from Upstream, mix, yield and marketing impacts, and corporate and financial impacts.

24

Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. 25Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. 25